INCOME TAXES	9 Months Ended	12 Months Ended
	Mar. 31, 2022	Jun. 30, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 9 - INCOME TAXES

The Company provides for income taxes at the end of each interim period based on the estimated effective tax rate for the full fiscal year. Cumulative adjustments to the Company’s estimate are recorded in the interim period in which a change in the estimated annual effective rate is determined.

The Company has estimated its effective tax rate to be 0%, based primarily on losses incurred and the uncertainty of realization of the tax benefit of such losses.

NOTE 8 -	INCOME TAXES

Deferred income taxes are determined using the liability method for the temporary differences between the financial reporting basis and income tax basis of the Company’s assets and liabilities. Deferred income taxes are measured based on the tax rates expected to be in effect when the temporary differences are included in the Company’s tax return. Deferred tax assets and liabilities are recognized based on anticipated future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases. The Company recognizes interest and penalties related to income tax matters as a component of income tax expense.

At June 30, 2021 and 2020, deferred tax assets consist of the following:

	2021	2020
Net operating loss carryforward	$9,789,107	$8,983,161
Warrant issuances	—	—
Deferred officer compensation	737,642	805,848
Other	-0-	98
Valuation allowance	(10,526,749)	(9,789,107)
	$—	$—

At June 30, 2021, the Company had a net operating loss carry-forwards in the amount of approximately $28.9 million available to offset future taxable income through 2038. These amounts may be carried forward indefinitely, subject to the 80% of taxable income limitation rule. The Company established valuation allowances equal to the full amount of the deferred tax assets due to the uncertainty of the utilization of the operating losses in future periods. A reconciliation of the Company’s effective tax rate as a percentage of income before taxes and federal statutory rate for the period ended June 30, 2021 and 2020 is summarized as follows:

	2021	2020
Tax on income before income tax	21.00%	21.00%
Effect of non-temporary differences	(0.01)%	(0.01)%
Effect of prior year items	—%	—%
Effect of temporary differences	—%	—%
Change in valuation allowance	(20.99)%	(20.99)%
Effective Income Tax Rate Reconciliation, Percent	0.00%	0.00%

The total amount of unrecognized tax benefits can change due to tax examination activities, lapse of applicable statutes of limitations and the recognition and measurement criteria under the guidance related to accounting for uncertainty in income taxes. The Company does not believe any significant increases or decreases will occur within the next twelve months.

The Company files income tax returns in the United States (“U.S.”) federal jurisdiction. Generally, the Company is no longer subject to U.S. federal examinations by tax authorities for fiscal years prior to 2017. The Company does not file in any other jurisdiction and remains open for audit for all tax years as the statute of limitations does not begin until the returns are filed. The Company remains subject to U.S. federal examination for tax years ended 2017, 2018, 2019, 2020 and 2021.